HSBC

DATE OF AMENDMENT: 14FEB2025	CREDIT NUMBER: SDCMTN582868 ISSUED ON : 22JUN2022
BENEFICIARY: WARREN CC AQUISITIONS LLC C/O VISION REAL ESTATE PARTNERS. LLC,1 BLOOMFIELD AVENUE MOUNTAIN LAKES. NEW JERSEY 07046	APPLICANT: PTC THERAPEUTICS INC 100 CORPORATE CT SOUTH PLAINFIELD. NJ 07080
ADVISING BANK: . .	DC AMOUNT: USD 10,000,000.00 THIS AMENDMENT (NO. 004) FORMS AN INTEGRAL PART OF THE ABOVE MENTIONED STANDBY DOC CREDIT AND MUST BE ATTACHED THERETO.

AMEND APPLICANT AS FOLLOWS:

DELETE: PTC THERAPEUTICS INC
100 CORPORATE CT
SOUTH PLAINFIELD. NJ 07080

INSERT: PTC THERAPEUTICS INC
500 WARREN CORPORATE CENTER DRIVE
WARREN, NJ 07059

INCREASE DC AMOUNT BY USD 1,861,345.00
TO A NEW AMOUNT OF USD 10,000,000.00
USD TEN MILLION.00 ONLY

AMEND UNDERTAKING TERMS AND CONDITIONS AS FOLLOWS

.

WE HEREBY AMEND THIS STANDBY LETTER OF CREDIT AS FOLLOWS:

.

1. INCREASE THE AMOUNT BY USD 1,861,345 FROM CURRENT AMOUNT OF USD 8,138,655.00 TO A NEW AMOUNT OF USD 10,000,000.00

.

.... TO BE CONTINUED ON PAGE 2 ....

V004.03-1

HSBC Bank USA, N.A. Global Trade Solutions
JANE WU (23151)
ANALYST, Global Trade Solutions

HSBC Bank USA, N.A. Global Trade Solutions
YAPING LEUNG (21423)
SENIOR VICE PRESIDENT, Global Trade Solutions

HSBC

GTS, TRANSACTION SERVICES,

ATTACHED TO AND FORMING PART OF DC NO. SDCMTN582868 PAGE 2

DATE OF ISSUE:	BENEFICIARY:
22JUN2022	WARREN CC AQUISITIONS LLC C/O VISION REAL ESTATE PARTNERS. LLC,1 BLOOMFIELD AVENUE MOUNTAIN LAKES. NEW JERSEY 07046

2. AMEND APPLICANT'S ADDRESS TO NOW READ:
''500 WARREN CORPORATE CENTER DRIVE
WARREN, NJ 07059''

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT CONSISTS OF 2 PAGES
****

AUTHORIZED SIGNER

V004.03-1

HSBC Bank USA, N.A. Global Trade Solutions
JANE WU (23151)
ANALYST, Global Trade Solutions

HSBC Bank USA, N.A. Global Trade Solutions
YAPING LEUNG (21423)
SENIOR VICE PRESIDENT, Global Trade Solutions